UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 22, 2008

                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

     California                      0-11113                    95-3673456
  (State or other                  (Commission               (I.R.S. Employer
   jurisdiction                    File Number)             Identification No.)
 of incorporation)


   1021 Anacapa Street, Santa Barbara, CA                        93101
  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year


On May 22, 2008, the Board of Directors of Pacific Capital Bancorp approved amendments to the Company's Bylaws to replace the title "Chief Executive Officer" with "President" in the following Sections:

2.3.1,
2.3.2,
2.4.1,
3.4.1,
3.7.4,
4.1,
4.2.1,
4.3,
4.4.2,
4.6.2,
4.6.4,
4.6.6,
5.2,
7.1.2, and
8.3.

A copy of the Amended and Restated Bylaws are attached as Exhibit 99.1.




Item 9.01  Financial Statements and Exhibits.

(c ) Exhibits

Exhibit
Number        Description

99.1 Pacific Capital Bancorp Amended and Restated Bylaws dated May 22, 2008

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     PACIFIC CAPITAL BANCORP

Date:  May 27, 2008                                  By: /s/  Carol M. Zepke
                                                         -----------------------
                                                              Carol M. Zepke
                                                          Senior Vice President
                                                         and Corporate Secretary